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Exhibit 10.14

        [Confidential Information Omitted]

Amendment No. 1
To the A330 Purchase Agreement
Dated as of December 21, 2000

Between

AVSA, S.A.R.L.

And

NORTHWEST AIRLINES,  INC.

        This Amendment No. 1 (hereinafter referred to as the "Amendment") is entered into as of November 26, 2001, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and NORTHWEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Minnesota, United States of America, having its principal corporate offices located at 2700 Lone Oak Parkway, Eagan, Minnesota 55121, USA (hereinafter referred to as the "Buyer").

WITNESSETH

        WHEREAS, the Buyer and the Seller entered into an A330 Purchase Agreement, dated as of December 21, 2000, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A330-300 aircraft (the "Aircraft") which, together with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter called the "Agreement."

        WHEREAS, pursuant to the terms of Letter Agreement No. 8 to the Agreement, the Seller and the Buyer have agreed to set out certain provisions relating to Predelivery Payments which the parties now wish to amend by this Amendment No.1.

        WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

        NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.    AMENDMENT TO LETTER AGREEMENT NO. 8

        Sub-paragraph 2.1.3 of Letter Agreement No. 8 is hereby deleted in its entirety and replaced by the following quoted provisions:

        QUOTE

        CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        UNQUOTE

2. CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3.    EFFECT OF THE AMENDMENT

        The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

4.    CONFIDENTIALITY

        This Amendment is subject to the confidentiality provisions set forth in Subclause 22.4 of the Agreement.

        If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provide below.

Very truly yours,
AVSA, S.A.R.L.

By: /s/ Francois Besnier

Its: AVSA Chief Executive Officer

Accepted and Agreed, NORTHWEST AIRLINES, INC.
By:	/s/ Greg May
Its:	Vice President Purchasing & Aircraft Acquisitions

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Amendment No. 1 To the A330 Purchase Agreement Dated as of December 21, 2000 Between AVSA, S.A.R.L. And NORTHWEST AIRLINES, INC.